EXHIBIT 23.1

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                                                             [Logo]
                                                     Stokes Kelly & Hinds, LLC
                                                    Certified Public Accountants
                                                        & Business Advisors

                                                         Members:
                                            American and Pennsylvania Institutes
                                               of Certified Public Accountants

                                                    Division for CPA Firms:
                                                     SEC Practice Section



                         CONSENT OF INDEPENDENT AUDITORS



As independent auditors, we hereby consent to the incorporation of our report, dated July 30, 1999, incorporated by reference in this annual report of WSB Holding Company on Form 10-KSB, into the Company's previously filed Form S-8 Registration Statement File No. 333-73279.




/s/Stokes Kelly & Hinds, LLC
----------------------------
Pittsburgh, Pennsylvania

September 22, 2000



                                                            9401 McKnight Road
                                                        Pittsburgh, Pennsylvania
                                                               15237-6000

                                                              Phone 412-364-0590

                                                         Voice Mail 412-364-6070

                                                                Fax 412-364-6176